                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 Bestway, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                  BESTWAY, INC.
                       7800 N. STEMMONS FREEWAY, SUITE 320
                               DALLAS, TEXAS 75247

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 27, 2001

                          -----------------------------

TO THE STOCKHOLDERS OF
BESTWAY, INC.

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bestway, Inc., a Delaware corporation (the "Company"), will be held at 9:00 a.m., Central Daylight Time, at the Company's corporate office, 7800
       N. Stemmons Freeway, Suite 320, Dallas, Texas 75247 on Tuesday, November 27, 2001 for the following purposes:

       1. To elect four (4) directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified;

       2. To consider and act upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2002 fiscal year; and

       3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

           Management is not aware of any other matters that will come before the meeting.

           The Board of Directors has fixed the close of business on Friday, October 26, 2001 as the Record Date for the determination of stockholders entitled to notice of and vote at the annual meeting and any adjournment thereof, and only stockholders of record at such time will be so entitled to vote.

           IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY REVOKE THE PREVIOUSLY SUBMITTED PROXY AND VOTE IN PERSON ON ALL MATTERS SUBMITTED AT THE ANNUAL MEETING.


                                    By Order of the Board of Directors,



                                    /s/ Beth A. Durrett
                                    -------------------
                                    Beth A. Durrett
                                    Secretary
       October 26, 2001
       Dallas, Texas

                                 PROXY STATEMENT
                                  BESTWAY, INC.

                     --------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 27, 2001

                     --------------------------------------

                                  INTRODUCTION

           The accompanying proxy is being solicited by the Board of Directors of Bestway, Inc., a Delaware Corporation (the "Company"), on behalf of the Company for use at the annual meeting (the "Annual Meeting") of stockholders to be held at the corporate office located at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas 75247 on Tuesday, November 27, 2001 at 9:00 a.m., Central Daylight Time and at any adjournment thereof. The approximate date on which the Proxy Statement and the form of Proxy are being sent to stockholders is October 31, 2001. The cost of preparing and mailing the enclosed material is to be borne by the Company.

              At the Annual Meeting, the following matters will be considered:

       1. The election to the Company's Board of Directors of four (4) directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified;

       2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2002 fiscal year; and

       3. The transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2002 FISCAL YEAR. THE COMPANY'S PRINCIPLE OFFICE IS LOCATED AT 7800 N. STEMMONS FREEWAY, SUITE 320, DALLAS, TEXAS 75247. THE COMPANY'S TELEPHONE NUMBER IS 214-630-6655.

                         PROXIES AND ELECTION INSPECTORS

     Proxies in the accompanying form, which are properly executed and duly returned to the Company, will be voted in accordance with the instructions contained therein. If no instruction is given with respect to any proposal to be acted upon, the proxy will be voted in favor of the proposals set forth therein. Each proxy granted may be revoked at any time prior to its exercise by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of the Company, or by voting in person at the meeting.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     In connection with the election of directors ("Directors") to the Board of Directors, shares present but not voting will be disregarded (except for quorum purposes) and the candidates for the election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of Directors to be elected by those shares, will be elected and votes cast against a candidate or votes withheld will have no legal effect.

                       VOTING SECURITIES AND VOTE REQUIRED

     The only class of voting securities of the Company is its Common Stock, par value $.01 per share (the "Common Stock"), each share of which entitles the holder thereof to one vote. As of October 26, 2001, (the "Record Date"), there were 1,756,917 shares of Common Stock outstanding and entitled to vote at the Annual Meeting or any adjournment thereof. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the purposes of electing the Directors and ratifying the appointment of the independent public accountants. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock presented, in person or by proxy, and entitled to vote at the Annual Meeting is required for the adoption of the proposals set forth herein except for the election of Directors (Proposal No. 1), in which nominees will be elected by a plurality of the votes of present, in person or by proxy, and entitled to vote on the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date, obtained from information furnished by the persons named below, concerning the beneficial stock ownership of each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, each Director of the Company, each executive officer of the Company and all Directors and executive officers of the Company as a group. So far as is known to the Company, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names unless otherwise indicated. In accordance with applicable SEC rules, shares issuable within 60 days of this proxy statement upon exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such securities.

                                                       NUMBER OF SHARES OF
NAME AND ADDRESS                                           COMMON STOCK                 PERCENT
OF BENEFICIAL OWNER                                   BENEFICIALLY OWNED(1)            OF CLASS
-------------------                                   ---------------------            --------
O'Donnell & Masur, L.P. ("O&M")                                    981,872               52.9%
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

James A. O'Donnell(2)                                                2,000                   *
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

Mark Masur(3)                                                          800                   *
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

R. Brooks Reed(4)                                                   58,783                3.2%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Bernard J. Hinterlong                                                    -                   *
7800 Stemmons, Suite 320
Dallas, Texas 75247

Jack E. Meyer(5)                                                    26,203                1.4%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Teresa A. Sheffield(6)                                              75,000                4.0%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Beth A. Durrett(7)                                                  27,480                1.5%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Vincent E. Jarbo(8)                                                 17,500                   *
7800 Stemmons, Suite 320
Dallas, Texas 75247

All Directors and executive officers                               207,766               11.8%
as a group (7 persons) (2) (3)

Robert D. Simons                                                    92,517                5.0%
1473 Omni Blvd.
Mt. Pleasant, South Carolina 29466

----------
  *   less than 1%

(1) Except as noted, beneficial ownership consists of sole voting and investment power. The inclusion of shares that may be deemed beneficially owned herein, however, does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares.

(2) Mr. O'Donnell has sole voting power and sole investment power with respect to 2,000 shares of Common Stock of the Company that he owns directly. Mr. O'Donnell by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3, to beneficially own the 981,872 shares of Common Stock owned by O&M or a portion thereof.

(3) Mr. Masur has sole voting power and sole investment power with respect to 80 shares of Common Stock of the Company that he owns directly. Mr. Masur by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3, to own beneficially the 981,872 shares of Common Stock owned by O&M or a portion thereof.

(4) Excludes a total of 71,000 shares of Common Stock of the Company owned by Mr. Reed's spouse and adult children which Mr. Reed may be deemed beneficially to own. Mr. Reed disclaims beneficial ownership of such shares.

(5) Includes options to purchase 10,000 shares of Common Stock granted to Mr. Meyer, which are currently exercisable or will be exercisable within 60 days of this proxy statement.

(6) Includes options to purchase 60,800 shares of Common Stock granted to Ms. Sheffield, which are currently exercisable or will be exercisable within 60 days of this proxy statement.

(7) Includes options to purchase 12,520 shares of Common Stock granted to Ms. Durrett, which are currently exercisable or will be exercisable within 60 days of this proxy statement.

(8) Includes options to purchase 17,500 shares of Common Stock granted to Mr. Jarbo, which are currently exercisable or will be exercisable within 60 days of this proxy statement.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The By-laws of the Company provide that the number of Directors which shall constitute the entire Board of Directors shall be fixed and determined from time to time by resolution adopted by the members of the Board of Directors. This year four (4) persons will comprise the Board and will be elected at the annual meeting. Each Director will serve until the next annual meeting of stockholders and until his successor has been elected and qualified. The election of Directors requires a plurality of the votes cast at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

     It is intended that the shares represented by properly executed proxies will be voted for the election of the persons listed below except where authority to so vote is withheld. The nominees have indicated that they are willing to serve as Directors, and management of the Company does not contemplate that any of the nominees will be unable to serve as a Director or become unavailable for any reason. However, if that should occur before the annual meeting, such proxy will be voted for another nominee or nominees to be selected by the Company's management.

     The nominees for Director, all of whom are now serving as Directors of the Company, are listed below together with biographical information as to (i) the name and age of each nominee, (ii) the position and offices with the Company of each nominee, (iii) the year during which each nominee first became a Director of the Company, and (iv) the principal occupation or employment of such nominee for at least the past five years.

NOMINEE                                 AGE        CURRENT POSITION(S) WITH THE COMPANY
-------                                 ---        ------------------------------------
Jack E. Meyer                           58        Director and Member of the Audit Committee
                                                    of the Board of Directors

James A. O'Donnell                      49        Director and Member of the Audit Committee
                                                    of the Board of Directors

Bernard J. Hinterlong                   55        Director and Member of the Audit Committee
                                                    of the Board of Directors

R. Brooks Reed                          60        Chairman of the Board and Chief Executive
                                                    Officer

     Mr. Meyer has served as a director of the Company since 1980. Mr. Meyer currently manages his personal investment portfolio. From January 1994 to October 1998, he served as President and Chief Executive Officer of Urologix, Inc.

     Mr. O'Donnell has served as a director of the Company since 1987. Mr. O'Donnell currently manages his personal investment portfolio. From 1987 to July 2001, he served as partner with the private equity firm of Cravey, Green & Wahlen and since 1987 has been a general partner of O'Donnell and Masur, L.P., a venture capital investment firm which is a significant stockholder and debt holder of the Company.

     Mr. Hinterlong has served as a director of the Company since December 1999. Mr. Hinterlong is currently President of Thomas Conveyor Company. From 1975 to 1986, he held several positions with Continental Screw Conveyor Company.

     Mr. Reed has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since 1979. From 1983 to May 1997, Mr. Reed also served as President of the Company. In addition, Mr. Reed is principal of Phoenix Partners, Inc., a private investment company engaged in the acquisition and operation of medium-sized businesses in a variety of industries.

     The executive officers of the Company on the Record Date are as follows:

NAME                                     AGE         CURRENT POSITION(S) WITH THE COMPANY
----                                     ---         ------------------------------------
Teresa A. Sheffield                       41         President and Chief Operating Officer

Beth A. Durrett                           44         Chief Financial Officer and Secretary

Vincent E. Jarbo                          36         Vice President

     Ms. Sheffield has served as President and Chief Operating Officer since May 1997. From July 1992 to May 1997, Ms. Sheffield served as Vice President - Operations. From February 1988 to July 1992, Ms. Sheffield served in various capacities with the Company.

     Ms. Durrett has served as Chief Financial Officer of the Company since October 1998. From May 1997 to September 1998, Ms. Durrett served as Senior Vice President - Finance of the Company. From 1987 to May 1997, Ms. Durrett served as Vice President - Controller of the Company and was appointed Secretary of the Company in 1991. Ms. Durrett has served in various capacities with the Company since September 1979.

     Mr. Jarbo has served as Vice President of the Company since February 2000. From January 1995 to May 1998, Mr. Jarbo served as District Manager of the Company and from May 1998 to February 2000, Mr. Jarbo served as Regional Manager of the Company. Prior to joining the Company, Mr. Jarbo was a Store Manager for Rent-A-Center, Inc.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND FEES

     The Board of Directors held three regular meetings during the fiscal year ended July 31, 2001. No Director attended fewer than 75% of the meetings of the Board of Directors or committees thereof from August 1, 2000 to July 31, 2001.

     The Audit Committee, which consists of three members of the Board of Directors, held two meetings during the fiscal year ended July 31, 2001. The Audit Committee, no member of which is an officer of the Company, is responsible for (a) nominating the independent auditors for the annual audit, (b) reviewing the plan for the audit and related services and reviewing audit results and annual financial statements, (c) overseeing the adequacy of the Company's system of internal accounting controls and compliance with the Foreign Corrupt Practices Act, and (d) overseeing compliance with Securities and Exchange Commission requirements of disclosure of the Audit Committee's activities. The present members of the Audit Committee, none of whom is otherwise employed by the Company, are Jack E. Meyer, Bernard J. Hinterlong and James A. O'Donnell. All of the members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. The Board of Directors have adopted an audit committee charter.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is indebted to O&M in the principal amount of $3,000,000. One of the Company's Directors, James A. O'Donnell, is a general partner in O&M.

     The Company terminated Joe R. McElroy's employment as Vice President-Real Estate of the Company on March 2, 2001. Pursuant to the separation agreement between the Company and Mr. McElroy, the Company agreed to pay Mr. McElroy a severance payment of $52,083 over a five-month period. Pursuant to the severance agreement, the Company also agreed to pay Mr. McElroy a pro-rata objective-based bonus of $25,000.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows all cash and other compensation paid (or to be paid) by the Company for the fiscal years ended July 31, 2001, 2000 and 1999, respectively, to the Company's Chief Executive Officer and four other most highly compensated executive officers for services rendered in all capacities in which they served during each such period.

                                                                        LONG-TERM
                                                                       COMPENSATION
                                              ANNUAL COMPENSATION        AWARDS
                                            -----------------------   --------------
                                                                       RESTRICTED
           NAME AND               FISCAL      SALARY         BONUS        STOCK         ALL OTHER
      PRINCIPAL POSITION           YEAR        ($)            ($)       AWARD ($)      COMPENSATION
      ------------------          ------     -------        -------    -----------     ------------
R. Brooks Reed, Chairman           2001      $ 150,000           --            --               --
and Chief Operating Officer        2000      $ 150,000           --            --               --
                                   1999      $ 150,000           --            --               --

Teresa A. Sheffield,               2001      $ 150,363       90,492            --               --
President and Chief                2000      $ 150,000       79,211            --               --
Operating Officer                  1999      $ 147,885       47,203            --               --

Beth A. Durrett,                   2001      $ 130,391       36,197            --               --
Chief Financial Officer and        2000      $ 127,289       24,347            --               --
Secretary                          1999      $ 111,058        8,954            --               --

Vincent E. Jarbo,                  2001      $ 138,549        4,944            --               --
Vice President                     2000      $ 108,654       44,672            --               --
                                   1999       $ 99,206       27,912            --               --

Joe R. McElroy                     2001      $ 141,468       61,197            --               --
Vice President - Real Estate (1)   2000      $ 134,000       36,998            --               --
                                   1999      $ 122,750        3,204            --               --

(1) Mr. McElroy served as Vice President - Real Estate of the Company until his employment was terminated on March 2, 2001.

                               OPTION GRANTS TABLE

     The following table includes the following information for all options granted by the Company for the fiscal year ended July 31, 2001 to the Company's Chief Executive Officer and four most highly compensated executive officers: (i) the number of shares covered by such options; (ii) the percent that such options represented of total options granted to all the Company's employees during the 2001 fiscal year; (iii) the exercise price; and (iv) the expiration date.

                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                             ANNUAL RATES OF
                                   PERCENT OF                                 STOCK PRICE
                      NUMBER OF    TOTAL OPTIONS                           APPRECIATION FOR
                     SECURITIES    GRANTED TO                                 OPTION TERM
                      UNDERLYING    EMPLOYEES      EXERCISE              --------------------
                       OPTIONS       IN 2001       PRICE PER  EXPIRATION
       NAME            GRANTED     FISCAL YEAR      SHARE       DATE         5%           10%
       ----          -----------  -------------    ---------  ----------    ----         ----
R. Brooks Reed                --             --          --          --      --            --
Teresa A. Sheffield           --             --          --          --      --            --
Beth A. Durrett               --             --          --          --      --            --
Vincent E. Jarbo              --             --          --          --      --            --
Joe R. McElroy                --             --          --          --      --            --

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

     The following table shows the following information for the fiscal year ended July 31, 2001 for the Company's Chief Executive Officer and four most highly compensated executive officers: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 2001; (ii) the aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 2001; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 2001.

                                                        NUMBER OF UNEXERCISED           NUMBER OF UNEXERCISED
                                                       OPTIONS AT 2001 FISCAL          IN-THE-MONEY OPTIONS AT
                            SHARES        VALUE               YEAR END                 2001 FISCAL YEAR END(1)
                          ACQUIRED ON    REALIZED   ------------------------------  -------------------------------
         NAME            EXERCISE (#)      ($)      EXERCISABLE   UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
         ----            ------------    --------   -----------   -------------     -----------    -------------
R. Brooks Reed               --            --                --             --              --               --

Teresa A. Sheffield          --            --            60,800             --        $ 48,640               --

Beth A. Durrett              --            --            12,520          2,520              --               --

Vincent E. Jarbo             --            --            17,500          2,500        $ 12,000               --

Joe R. McElroy               --            --            20,000          5,000              --               --

(1) Market value of underlying securities is based on the closing price of the Common Stock of $5.80 on July 31, 2001.

                  RETIREMENT SAVINGS PLAN PROGRAM - 401(k) PLAN

     The Company established a Retirement Savings Plan (the "Savings Plan") effective as of September 1, 1994, which is intended to qualify under Section 401(k) of the Internal Revenue Code (the "Code"). Employees who have been employed with the Company for one year or more are eligible for participation in the Savings Plan. Employees may elect to contribute up to 15% of their annual compensation (subject to certain limitations under the Code) to the Savings Plan. The Board of Directors conducts a review at the end of each fiscal year to determine whether the Company will make any additional or matching contributions to the Savings Plan. For the years ended July 31, 2001 and 2000, the Company contributed approximately $145,000 to the Savings Plan. For the year ended July 31, 1999, the Company made no matching contributions to the Savings Plan. All assets of the Savings Plan are held in trust.

                            COMPENSATION OF DIRECTORS

     The Company's policy is to reimburse its directors for travel, lodging and related expenses incurred on account of attendance at meetings of the Board of Directors and committees thereof. For their participation in special meetings of the Board of Directors convened by conference telephone call, for services in relation to any matters adopted by the unanimous written consent of the directors, and for all the various services rendered, directors, other than those who are employees or consultants of the Company, receive an annual retainer of $1,200. Additionally, each director, other than those who are officers or employees of the Company, receives $500 for each meeting attended. In order to conserve cash, no fees have been paid in cash to any director since 1988 and from 1984 through 1988, directors received Common Stock of the Company in lieu of fees. Furthermore, in connection with the 1993 restructuring of the Company, Messrs. R. Brooks Reed and Jack E. Meyer received 109,658 and 13,271 shares, respectively, of Common Stock. The purpose of granting stock to Messrs. Reed and Meyer was to prevent dilution of their respective ownership positions in the Company, to provide an incentive to them to build stockholder value following the restructuring and to compensate them for past service to the Company, including, but no limited to, their waiver of directors fees and service as directors without compensation since 1988.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Decisions regarding the compensation of the executive officers of the Company are made by the Board of Directors. In fiscal year 2001, decisions concerning the compensation of Ms. Beth A. Durrett, Mr. Vincent E. Jarbo and Ms. Teresa A. Sheffield were made by the entire Board of Directors and decisions concerning the compensation of Mr. R. Brooks Reed were made by Mr. Jack E. Meyer, Mr. Ben Hinterlong and Mr. James A. O'Donnell.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     This executive compensation report relates to compensation decisions made by the Board of Directors. This executive compensation report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such laws.

     Objectives of Executive Compensation. The Company's executive compensation program is intended to attract, motivate and retain key executives who are capable of leading the Company effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. The Company uses stock options in its long-term incentive program.

     Executive Compensation Procedures. The Board of Directors establishes the general compensation policies of the Company and implements and monitors the compensation and incentive plans and policies of the Company. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted.

     In setting base salary and determining annual incentive and long-term incentive awards, the Board of Directors reviews the compensation levels of executive officers at comparable companies. The Board of Directors also reviews data contained in published surveys on executive compensation. The Board of Directors based its decisions regarding 2002 base salary and annual cash bonus amounts for the year ended July 31, 2001, in part, upon its review of such data.

     Each element of the executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

     Base Salary. Base salaries are a fixed component of total compensation and do not relate to the performance of the Company. Base salaries are determined by the Board of Directors after reviewing salaries paid by comparable companies of similar size and performance.

     Annual Incentives. Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for the annual growth and achievement of the Company and are therefore tied to the Company's performance. The Board of Directors awards cash bonuses to those executives who meet established goals, with the amount of the award based upon each executive's base salary and the level to which such executive's performance met and exceeded the established goal.

     Long-term Incentives. Long-term incentives are provided through the grant of stock options pursuant to the Company's Incentive Stock Option Plan. These grants are designed to align executives' interests with the long-term goals of the Company and the interests of the Company's stockholders and to encourage high levels of stock ownership among the Company's executives.

     Compensation of Chief Executive Officer. The Board of Directors other than Mr. Reed set Mr. Reed's base salary for the year ended July 31, 2001 at or around the median base salary for chief executive officers of comparable companies. Mr. Reed's 2001 base salary was $150,000. Mr. Reed did not receive a cash bonus or a grant of stock options for the year ended July 31, 2001.

     Tax Considerations. The Board of Directors' executive compensation strategy is designed to be cost-effective and tax-effective. Therefore, the Board of Directors' policies are, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to the named executive officers pursuant to Section 162(m) of the Code, while maintaining the flexibility to approve compensation arrangements that they deem to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility.

Submitted by the Board of Directors

Bernard J. Hinterlong
Jack E. Meyer
James A. O'Donnell
R. Brooks Reed

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board of Directors, the Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with the Company's management, including a discussion regarding the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with PricewaterhouseCoopers LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with general accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as modified or supplemented. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as modified or supplemented, which the Audit Committee received from PricewaterhouseCoopers LLP.

     The Audit Committee discussed with the Company's internal and independent auditors the overall scopes and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held two meetings during the 2001 fiscal year.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved such recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2002 fiscal year. In making such recommendation to the Board of Directors, the Audit Committee considered whether the provision by PricewaterhouseCoopers LLP of services other than auditing is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Submitted by the Audit Committee

Bernard J. Hinterlong
Jack E. Meyer
James A. O'Donnell

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq Market Index") and a group consisting of publicly-traded rental-purchase companies (the "Peer Group"). The graph assumes that $100.00 was invested on July 31, 1996 in the Common Stock of the Company, the Nasdaq Market Index and the Peer Group and assumes reinvestment of dividends. The Peer Group consists of Rent Way, Inc., Aaron Rents, Inc., Rent-A-Center, Inc. and Rainbow Rentals, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

     The stock price performance graph below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporated this information by reference and shall not otherwise be deemed filed under such Acts.


                                    [CHART]


                                                      NASDAQ
               BESTWAY, INC.     PEER GROUP        MARKET INDEX
7/31/96           100.00            100.00            100.00
7/31/97            72.22             99.79            147.00
7/31/98            83.33            144.23            176.24
7/31/99            84.72            113.92            248.98
7/31/00            61.11            145.18            362.48
7/31/01            64.41            121.06            187.59

                  PROPOSAL TO RATIFY PRICEWATERHOUSECOOPERS LLP
             AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2002
                                (PROPOSAL NO. 2)

     The Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, to examine and report on the Company's financial statements for the fiscal year ended July 31, 2002. The firm has served as the Company's independent accountants since 1976. The fees billed to the Company by PricewaterhouseCoopers LLP for the 2001 fiscal year were as follows:

     Audit Fees. PricewaterhouseCoopers LLP's fee for its audit of the Company's financial statements for the fiscal year ended July 31, 2001 and its review of the Company's quarterly financial statements for such year was $86,500, of which $20,000 was billed in the fiscal year ended July 31, 2001.

     Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not bill the Company for any fees related to financial information systems design and implementation for the fiscal year ended July 31, 2001.

     All Other Fees. PricewaterhouseCoopers LLP billed the Company a total of $16,500 for services rendered that are not described above for the fiscal year ended July 31, 2001, including audits related services of $2,500 and non-audit related services of $14,000.

     It is expected that a representative of such firm will be in attendance at the Annual Meeting and will be afforded an opportunity to make a statement at the meeting if he so desires and will be available to respond to appropriate questions.

     THE STOCKHOLDERS ARE REQUESTED BY THE BOARD OF DIRECTORS TO VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2002.

                        PROPOSAL FOR NEXT ANNUAL MEETING

     Any proposal of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2002 must be received by the Company at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas 75247, in order to be included in the Proxy Statement and Form of Proxy relating to that meeting. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the 2002 annual meeting without inclusion in the Company's proxy statement for such meeting is received at the Company's principal executive offices a reasonable time before the Company begins to print and mail its proxy materials then any proxy that management solicits for such meeting will confer discretionary authority to vote on such proposal so long as such proposal is properly presented at the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that directors and officers of the Company, and persons who own more than 10% of the Common Stock, file with the SEC initial reports of the Common Stock ownership and reports of changes in such ownership. A reporting person must file a Form 3 - Initial Statement of Beneficial Ownership of Securities within 10 days after such person becomes a reporting person. A reporting person must file a Form 4 - Statement of Changes of Beneficial Ownership of Securities within 10 days after any month in which such person's beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. Such exempt changes include stock options granted under a plan qualifying pursuant to Rule 16b-3 under the Exchange Act. A reporting person must file a Form 5 - Annual

Statement of Beneficial Ownership of Securities within 45 days after the end of the Company's fiscal year to report any changes in ownership during such year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

     The Commission's rules require the Company's reporting persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required with respect to the year ended July 31, 2001, the Company believes that the reporting persons have complied with all applicable Section 16(a) filing requirements for 2001 on a timely basis.



                                     GENERAL


     The cost of preparing and mailing the enclosed material is to be borne by the Company. In addition to the solicitation of proxies by mail, certain officers, Directors and regular employees of the Company may, without additional compensation, solicit proxies on behalf of management by telephone, telegraph or personal interview. The cost of any solicitation will be borne by the Company. Upon request, persons, including brokers, holding shares for others will be reimbursed for their expenses in transmitting proxy materials to their principals and in seeking instructions by mail, telephone or telegraph for their principals.

     Management does not intend to bring any matters before the meeting other than those mentioned above and is not aware of any other matters to be presented before the meeting. However, if any other matters should be presented properly to the meeting, it is intended that the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment. A copy of the Company's Annual Report is being mailed to the stockholders with this Proxy Statement. The Company's Annual Report to stockholders contains financial statements for the periods ended July 31, 2001, July 31, 2000 and July 31, 1999 which are incorporated by reference herein. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO EACH STOCKHOLDER WITHOUT CHARGE. ANY STOCKHOLDER DESIRING A COPY OF THE ANNUAL REPORT ON FORM 10-K SHOULD ADDRESS HIS OR HER REQUEST TO MS. BETH A. DURRETT, SECRETARY, 7800 N. STEMMONS, SUITE 320, DALLAS, TEXAS, 75247.


                                       By Order of the Board of Directors,


                                       /s/ Beth A. Durrett
                                       -----------------------------------------
                                       Beth A. Durrett
                                       Secretary

October 26, 2001
Dallas, Texas

                                   APPENDIX A

                                     CHARTER
                                     OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                                  BESTWAY, INC.

I.       STATEMENT OF POLICY.

         The Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of Bestway, Inc., a Delaware corporation (the "CORPORATION"), shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Board, the independent auditors, the internal auditors, and the financial management of the Corporation.

II.      COMPOSITION.

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Board and the Committee. The independence of each member of the Committee shall further be evaluated in light of the rules and regulations of Nasdaq. All members of the Committee shall be financially literate, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairperson (the "CHAIR") is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its policy to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements prior to their public release consistent with Section IV.A.

IV.      RESPONSIBILITIES.

         In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the Committee will:

         A.       Financial Reporting Processes

                  1. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

                  2. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

                  3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices, including internal controls, as suggested by the independent accountants, management, or the internal auditing department.

         B.       Documents/Reports Review

                  1. Review and update this Charter periodically, at least annually, as conditions dictate.

                  2. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

                  3. Review with financial management and the independent accountants the Corporation's annual and periodic financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. With respect to financial statements included in Form 10-Q, the Chair may represent the entire Committee for purposes of this review.

                  4. Review the regular internal reports to management prepared by the internal auditing department and management's response.

         C.       Independent Accountants

                  1. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation and relevant third parties to determine the independent accountants' independence. In making this determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, and other professional services rendered by the independent accountants and their affiliates. The Committee will also require the independent accountants to submit on an annual basis a formal written statement delineating all relationships among the Corporation, the independent accountants and their respective affiliates.

                  2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

                  3. Periodically consult with the independent accountants out of the presence of management regarding internal controls and the fullness and accuracy of the organization's financial statements. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and internal auditing personnel, and the cooperation that the independent auditors received during the course of each audit.

         D.       Process Improvement

                  1. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  2. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                  3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

                  4. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

         E.       Internal Audit Department

                  1. Review activities, organizational structure, and qualifications of the internal audit department.

                  2. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

                  3. Consider and review with management and the director of internal auditing:

                           (a) Significant findings during the year and management's responses thereto.

                           (b) Any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information.

                           (c) Any changes required in the planned scope of the internal auditors' audit plan.

                           (d) The internal auditing department budget and staffing.

                  4. The internal auditing department's compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

                           Schedule 1 - Common Stock


                                                       NUMBER OF SHARES OF
NAME AND ADDRESS                                           COMMON STOCK                 PERCENT
OF BENEFICIAL OWNER                                   BENEFICIALLY OWNED(1)            OF CLASS
------------------------------------------------  -------------------------------  ----------------
O'Donnell & Masur, L.P. ("O&M")                                          981,872               52.9%
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

James A. O'Donnell(2)                                                      2,000                  *
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

Mark Masur(3)                                                                800                  *
5949 Sherry Lane, Suite 1450
Dallas, Texas 75225

R. Brooks Reed(4)                                                         58,783                3.2%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Bernard J. Hinterlong                                                          -                  *
7800 Stemmons, Suite 320
Dallas, Texas 75247

Jack E. Meyer(5)                                                          26,203                1.4%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Teresa A. Sheffield(6)                                                    75,000                4.0%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Beth A. Durrett(7)                                                        27,480                1.5%
7800 Stemmons, Suite 320
Dallas, Texas 75247

Vincent E. Jarbo(8)                                                       17,500                  *
7800 Stemmons, Suite 320
Dallas, Texas 75247

All Directors and executive officers                                     207,766               11.8%
as a group (7 persons) (2) (3)

Robert D. Simons                                                          92,517                5.0%
1473 Omni Blvd.
Mt. Pleasant, South Carolina 29466

----------
  *   less than 1%

                        Schedule 2 - Executive Officers


NOMINEE                                 AGE             CURRENT POSITION(S) WITH THE COMPANY
-----------------------------------  ----------   -------------------------------------------------
Jack E. Meyer                           58        Director and Member of the Audit Committee
                                                    of the Board of Directors

James A. O'Donnell                      49        Director and Member of the Audit Committee
                                                    of the Board of Directors

Bernard J. Hinterlong                   55        Director and Member of the Audit Committee
                                                    of the Board of Directors

R. Brooks Reed                          60        Chairman of the Board and Chief Executive
                                                    Officer

NAME                                     AGE             CURRENT POSITION(S) WITH THE COMPANY
----------------------------------  ---------------  --------------------------------------------
Teresa A. Sheffield                       41         President and Chief Operating Officer

Beth A. Durrett                           44         Chief Financial Officer and Secretary

Vincent E. Jarbo                          36         Vice President

                           Schedule 3 - Compensation


                                                                       LONG-TERM
                                                                      COMPENSATION
                                              ANNUAL COMPENSATION        AWARDS
                                            -----------------------  --------------
                                                                       RESTRICTED
           NAME AND               FISCAL      SALARY       BONUS          STOCK        ALL OTHER
      PRINCIPAL POSITION           YEAR        ($)          ($)         AWARD ($)     COMPENSATION
-------------------------------  ---------  ----------   ----------  --------------  ---------------
R. Brooks Reed, Chairman           2001      $ 150,000           --              --               --
and Chief Operating Officer        2000      $ 150,000           --              --               --
                                   1999      $ 150,000           --              --               --

Teresa A. Sheffield,               2001      $ 150,363       90,492              --               --
President and Chief                2000      $ 150,000       79,211              --               --
Operating Officer                  1999      $ 147,885       47,203              --               --

Beth A. Durrett,                   2001      $ 130,391       36,197              --               --
Chief Financial Officer and        2000      $ 127,289       24,347              --               --
Secretary                          1999      $ 111,058        8,954              --               --

Vincent E. Jarbo,                  2001      $ 138,549        4,944              --               --
Vice President                     2000      $ 108,654       44,672              --               --
                                   1999       $ 99,206       27,912              --               --

Joe R. McElroy                     2001      $ 141,468       61,197              --               --
Vice President - Real Estate (1)   2000      $ 134,000       36,998              --               --
                                   1999      $ 122,750        3,204              --               --

(1) Mr. McElroy served as Vice President - Real Estate of the Company until his employment was terminated on March 2, 2001.

                              Schedule 4 - Options


                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                            ANNUAL RATES OF
                                   PERCENT OF                                 STOCK PRICE
                      NUMBER OF    TOTAL OPTIONS                            APPRECIATION FOR
                     SECURITIES    GRANTED TO                                 OPTION TERM
                      UNDERLYING    EMPLOYEES     EXERCISE                --------------------
                       OPTIONS       IN 2001       PRICE PER  EXPIRATION
       NAME            GRANTED     FISCAL YEAR      SHARE       DATE         5%           10%
-------------------  ------------ --------------  ----------  ----------  ------        ------
R. Brooks Reed                 --             --          --          --      --            --
Teresa A. Sheffield            --             --          --          --      --            --
Beth A. Durrett                --             --          --          --      --            --
Vincent E. Jarbo               --             --          --          --      --            --
Joe R. McElroy                 --             --          --          --      --            --

                              Schedule 5 - Values


                                                        NUMBER OF UNEXERCISED           NUMBER OF UNEXERCISED
                                                       OPTIONS AT 2001 FISCAL          IN-THE-MONEY OPTIONS AT
                            SHARES        VALUE               YEAR END                  2001 FISCAL YEAR END(1)
                          ACQUIRED ON    REALIZED   -----------------------------   -------------------------------
         NAME            EXERCISE (#)      ($)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------- --------------- ----------- -----------  ----------------   -----------  ------------------
R. Brooks Reed                --            --               --                --            --                  --

Teresa A. Sheffield           --            --           60,800                --      $ 48,640                  --

Beth A. Durrett               --            --           12,520             2,520            --                  --

Vincent E. Jarbo              --            --           17,500             2,500      $ 12,000                  --

Joe R. McElroy                --            --           20,000             5,000            --                  --

                                  BESTWAY, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Brooks Reed and Beth A. Durrett, and each of them, with full power of substitution, to vote as indicated below, and act with respect to all shares of Common Stock of Bestway, Inc., a Delaware corporation (the "Company"), standing in the name of the undersigned, at the annual meeting of stockholders to be held at 9:00 a.m. Central Standard Time on Tuesday, November 27, 2001, at the Company's corporate office located at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas, or at any adjournment thereof, with all the power the undersigned would possess if personally present:

1. Election of the following nominees as Directors: R. Brooks Reed, Jack E. Meyer, James A. O'Donnell and Bernard J. Hinterlong.

     FOR all of the nominees (except as otherwise marked below) WITHOUT AUTHORITY to vote for all nominees

INSTRUCTIONS: To withhold authority to vote for any particular nominee, write such person's name in the following space.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year 2002. FOR AGAINST ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.


     IMPORTANT: To ensure a quorum and to avoid the expense and delay of sending follow-up letters, please mark, sign, date and mail this proxy in the accompanying envelop.

                                 Date:                                 , 2001
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                                 Please sign exactly as name appears hereon. For
                                 a joint account, each owner should sign.
                                 Persons signing as attorney, executor,
                                 administrator, trustee or guardian or in any other representative capacity should indicate their full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.